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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):

                                September 9, 2002
                       ----------------------------------



                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


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
         Delaware                                   000-21240                              23-2705700
-------------------------------                ---------------------             ---------------------------------
(State or other jurisdiction of                (Commission File No.)             (IRS Employer Identification No.)
incorporation or organization)

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                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
 ------------------------------------------------------------------------------
                    (Address of principal executive offices)


(Registrant's telephone number including area code)  (610) 277-8300
                                                     --------------



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Item 5.  Other Events.

On September 10, 2002, Neoware Systems, Inc. issued a press release announcing that Michael Kantrowitz, President and Chief Executive Officer of the Company, established a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934. A copy of the press release announcing this trading plan is attached hereto as Exhibit 99 and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  None

(b)      None

(c)  Exhibits.
         99.  Press Release dated September 10, 2002


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   NEOWARE SYSTEMS, INC.


Dated:  September 10, 2002         By: /S/ Vincent T. Dolan,
                                      ----------------------
                                       Vincent T. Dolan, Vice President-Finance
                                        and Administration